Subsequent events	12 Months Ended
Dec. 31, 2020
Subsequent events
Subsequent events
42	Subsequent events

Issuance of green medium-term notes

In February 2021, the Company completed an issuance of the first tranche of the green medium-term notes (carbon neutral bonds) with a par value of RMB100 and a total face value of RMB1 billion bearing an annual interest rate of 3.45% which will mature in 2024.

Major Event

On 12 March 2021, No.2 generation unit of Nanjing Power Plant, a branch of the Company, broke down and caught fire, igniting flammable materials. After clean-up work and due enquiries with personnel at the scene on that day, it was confirmed that there were no casualties. The Group are organizing rescue, clean-up work and dealing with the aftermath.

These financial statements were approved for issue by the Board of Directors on 23 March 2021 and were signed on its behalf.